EXHIBIT 31.3

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David K. Raun certify that:

1.	I have reviewed this annual report on Form 10-K/A of PLX Technology, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ David K. Raun
Dated: April 30, 2013
David K. Raun
Chief Executive Officer
(Principal Executive Officer)